Other Operating (Expense) Income, Net (Tables)	12 Months Ended
Dec. 31, 2024
Other Operating (Expense) Income, Net [Abstract]
Schedule of Other Operating (Expense) Income, Net
Thousands of $ For the years ended December 31	2024	2023	2022
Grant subsidies – The Netherlands	-	62	5
Fair value adjustments	(695)	(588)	515
Other operating income	71	65	39
Total other operating (expense) income, net	(624)	(461)	559